UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2014

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the offering of the Notes (as defined in Item 8.01 below), Walter Energy, Inc. (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the following information.

On March 18, 2014, the Company received the required consents to an amendment (the “Sixth Amendment”) to the Company’s $2.725 billion credit agreement, dated as of April 1, 2011 (as amended, the “Credit Agreement”) from a majority of the lenders thereunder.  The Sixth Amendment, among other things, (i) permits the Company to repay the term loan A under its Credit Agreement without making a pro rata repayment to the term loan B under its Credit Agreement, (ii) extends the maturity of 81.6% of its revolving commitments to October 2017, with such extending lenders having their revolving commitments reduced by 20%, (iii) provides for amendments to certain incurrence covenants to provide additional flexibility for the Company, (iv) eliminates the liquidity and fixed charge coverage maintenance covenants, (v) modifies the secured leverage ratio covenant, including to make it apply only to the commitments of the extending revolving lenders and (vi) provides for a 0.50% increase in the interest rate payable on the term loan B under the Credit Agreement. The Sixth Amendment provides that certain amendments (including those set forth in clauses (ii) through (vi)) are conditioned on issuance of additional junior capital in an aggregate amount of not less than $350 million, the repayment in full of the term loan A and other customary closing conditions.  While the consummation of the offering of the Second Lien Notes (as defined in Item 8.01 below) will satisfy the additional junior capital requirement in the Sixth Amendment, the Company continually evaluates capital markets transactions and may from time to time consider additional offerings of junior capital, including additional debt or equity, which may be material.

The information in Item 7.01 of this Current Report on Form 8-K is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in any such filings.

Item 8.01	Other Events.

On March 19, 2014, the Company issued a press release announcing that it has commenced a private offering of $100 million aggregate principal amount of its 9.500% senior secured notes due 2019 (the “New First Lien Notes”).  The New First Lien Notes are a follow-on issue to the $450 million aggregate principal amount of the Company’s 9.500% senior secured notes due 2019 which were issued on September 27, 2013 (the “Existing First Lien Notes”) and will be issued under the indenture governing the Existing First Lien Notes (the “Indenture”).  The New First Lien Notes will be treated as a single class together with the Existing First Lien Notes for all purposes under the Indenture.  The New First Lien Notes will generally be fungible and consolidated with the Existing First Lien Notes, except that New First Lien Notes offered in reliance on Regulation S under the Securities Act will not be fungible during the first 40 days following the issue date.  The New First Lien Notes will have terms identical to those of the Existing First Lien Notes, except that the New First Lien Notes will have a different issue date and offering price.

The Company also announced that concurrently with the offering of the New First Lien Notes, the Company plans to issue and sell $350 million aggregate principal amount of senior secured second lien PIK toggle notes due 2020 (the “Second Lien Notes” and, together with the New First Lien Notes, the “Notes”).  The Notes will be guaranteed by each of the Company’s current and future wholly-owned domestic restricted subsidiaries that from time to time guarantee any of the Company’s indebtedness or any indebtedness of any of the Company’s restricted subsidiaries.

The Company intends to use the net proceeds of the offerings of the Notes to repay in full the Company’s term loan A under its Credit Agreement, increase its liquidity and pay fees and expenses related thereto. There is no assurance that any of these transactions will be consummated.

The Notes and related guarantees will be offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

Forward-Looking Statements

This Current Report contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed refinancing of the Company’s debt, including those regarding the proposed use of proceeds therefrom. These forward-looking statements are made only as of the date of this report and are based on management’s current expectations, assumptions, plans and beliefs. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, the failure by the

Company to successfully consummate the proposed financing transactions. Other potential risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in subsequent reports and other documents filed with the SEC from time to time. The Company assumes no obligation to update the forward-looking information except as may be required by law. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by the Company that the statements will prove to be correct.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: March 19, 2014	By:	/s/ Earl H. Doppelt

	Name:	Earl H. Doppelt
	Title:	Executive Vice President, General Counsel and Secretary